                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

 Information Statement Pursuant to Section 14(c) of the Securities Exchange Act
                           of 1934 (Amendment No.___)

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Check the appropriate box:

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[ ]  Definitive Additional Materials

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14c-5(d)(2))

                         Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

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[ ]  Fee computed on table below per Exchange Act Rules 14c-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:
________________________________________________________________________________

(2)  Aggregate number of securities to which transaction applies:
________________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________________________

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________________________________________________________________________________

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                                      -1-

                        Metropolitan Series Fund, Inc.
                              501 Boyston Street
                          Boston, Massachusetts 02116

March 12, 2004

Letter from the President

Re: FI International Stock Portfolio

The attached Information Statement provides information regarding the subadviser of the FI International Stock Portfolio which was formerly called the Putnam International Stock Portfolio. Fidelity Management & Research Company (FMR) is the new subadviser of the FI International Stock Portfolio. Effective December 16, 2003, Fidelity Management & Research Company (FMR) became the new subadvisor of the FI International Stock Portfolio.

No action is required on your part.

We appreciate your continued confidence.

                                          Sincerely,

                                          /s/ Hugh C. McHaffie
                                          Hugh C. McHaffie
                                          President and Chairman of the Board

                        METROPOLITAN SERIES FUND, INC.
                       FI International Stock Portfolio
                              501 Boylston Street
                               Boston, MA 02116

                             INFORMATION STATEMENT

   This Information Statement is being furnished by the Board of Directors (the "Board of Directors" or the "Directors") of Metropolitan Series Fund, Inc. (the "Fund") to the shareholders of the FI International Stock Portfolio, which was formerly known as the Putnam International Stock Portfolio (the "Portfolio"). This Information Statement is being mailed beginning on or about March 12, 2004 to all of the Portfolio's shareholders (the "Shareholders") of record as of the close of business on February 29, 2004 (the "Record Date").

   NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.  Introduction

   The Fund, an open-end management investment company, is a Maryland corporation that was formed on November 23, 1982. The Fund is a series type company with 36 series or investment portfolios. The Portfolio is one of those portfolios. MetLife Advisers, LLC (the "Manager") acts as investment adviser to the Portfolio. Prior to December 16, 2003, Putnam Investment Management, LLC ("Putnam") acted as subadviser to the Portfolio pursuant to a subadvisory agreement dated May 1, 2001 between the Fund, the Manager, and Putnam (the "Previous Subadvisory Agreement").

   At a special meeting held on December 11, 2003, the Directors approved a subadvisory agreement (the "Subadvisory Agreement") between the Fund, the Manager and Fidelity Management & Research Company ("FMR") with respect to the Portfolio, which took effect as of December 16, 2003. Also on December 11, 2003, the Directors approved a sub-subadvisory agreement (the "Sub-Subadvisory Agreement") between FMR and its wholly-owned subsidiary, FMR Co., Inc. ("FMR Co."), with respect to the Portfolio, which also took effect as of December 16, 2003. FMR and FMR Co. are referred to herein as "Fidelity." In connection with the appointment of Fidelity under the Subadvisory and Sub-Subadvisory Agreements, the Directors terminated the Previous Subadvisory Agreement, and as of December 16, 2003, Putnam no longer served as subadviser to the Portfolio.

   The Subadvisory and Sub-Subadvisory Agreements were adopted pursuant to Rule 15a-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), which permits a fund's board to approve a subadvisory agreement without meeting in person provided that certain conditions are met. One of those conditions is that the agreement have a duration of not more than 150 days. Accordingly, the Subadvisory and Sub-Subadvisory Agreements that were approved on December 11, 2003 were interim agreements and were replaced by a substantially similar subadvisory agreement (the "New Subadvisory Agreement") and sub-subadvisory agreement (the "New Sub-Subadvisory Agreement") approved at an in-person Board meeting on February 5, 2004.

   The 1940 Act generally provides that an adviser or subadviser to a mutual fund may act as such only pursuant to a written contract which has been approved by a vote of the fund's shareholders, as well as by a vote of a majority of the directors of the fund who are not parties to such contract or interested persons of any party to such contract. The Fund and the Manager, however, have received from the Securities and Exchange Commission (the "SEC") an exemption from the shareholder approval voting requirement in certain circumstances (the "SEC Exemption"). Subject to certain conditions, the SEC

Exemption permits the Manager to enter into subadvisory agreements for the management of a portfolio of the Fund without obtaining the approval of the portfolio's shareholders, including agreements with new subadvisers that are not affiliated persons of the Manager or the Fund. Such agreements must be approved by the Directors in accordance with the requirements of the 1940 Act. One of the conditions of the SEC Exemption is that within 90 days after entering into a new subadvisory agreement without shareholder approval, the Fund must provide an information statement to the shareholders of the affected portfolio, setting forth substantially the information that a proxy statement for a shareholder meeting on whether to vote to approve the agreement would contain. In accordance with the SEC Exemption, the Fund is furnishing this Information Statement to the Shareholders in order to provide information regarding the New Subadvisory Agreement and the New Sub-Subadvisory Agreement.

II.  Description of the Agreements

Management Agreement

   The Manager currently serves as investment adviser to the Portfolio pursuant to an advisory agreement between the Manager and the Fund dated May 1, 2001 (the "Management Agreement"). The Directors approved the renewal of the Management Agreement at a meeting held on August 5, 2003. The Management Agreement was most recently approved by Shareholders at a meeting held on April 27, 2001 in connection with the replacement of Metropolitan Life Insurance Company with the Manager as adviser to the Portfolio.

   The Management Agreement provides that the Manager will furnish to the Portfolio both investment management services and administrative services, though it permits the Manager to delegate its investment management services with respect to the Portfolio to a subadviser. Under the Management Agreement as in effect prior to February 5, 2004, a management fee was payable by the Portfolio to the Manager at the annual rate of 0.90% of the first $500 million of the Portfolio's average daily net assets, 0.85% of the next $500 million of such assets, and 0.80% of such assets in excess of $1 billion.

   At their December 11, 2003 special meeting, the Directors approved a fee waiver agreement between the Fund and the Manager whereby the Manager agreed to waive a portion of the management fee payable to it by the Portfolio under the Management Agreement to the annual rate of 0.86% of the first $500 million of the Portfolio's average daily net assets, 0.80% of the next $500 million of such assets, and 0.75% of such assets in excess of $1 billion, effective as of December 16, 2003. At a regular meeting on February 5, 2004, the Directors approved an amendment to the Management Agreement that reduced the management fee payable to the Manager by the Portfolio to the levels set out above under the fee waiver agreement. The amendment to the Management Agreement, which took effect on February 5, 2004, replaced the fee waiver agreement approved at the Directors' December 11, 2003 special meeting. Had the amended Management Agreement with the reduced management fee been in effect during the fiscal year ended December 31, 2003, the management fee payable by the Portfolio would have been $2,747,186, or 4.2% less than the $2,868,453 aggregate management fee that the Portfolio actually paid the Manager during the fiscal year ended December 31, 2003.

   The Fund has adopted a distribution and services plan under Rule 12b-1 of the 1940 Act for the Portfolio's Class B and Class E shares. For the fiscal year ended December 31, 2003, the Class B shares and Class E shares of the Portfolio paid aggregate fees of $23,578 to affiliates of the Manager pursuant to the distribution and services plans.

Description of the Previous Subadvisory Agreement

   Under the Previous Subadvisory Agreement, the Manager delegated its portfolio management responsibilities for the Portfolio to Putnam. The Previous Subadvisory Agreement required Putnam to manage, subject to the supervision and approval of the Manager and the Board of Directors, the investment and reinvestment of the assets of the Portfolio. Putnam was authorized to take, on behalf of the Fund, all actions which it deemed necessary to implement the investment policies of the Portfolio, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by Putnam. In connection with these services, Putnam was obligated to provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets.

   Under the Previous Subadvisory Agreement, the Manager paid a subadvisory fee to Putnam at the annual rate of 0.65% of the first $150 million of the Portfolio's average daily net assets, 0.55% of the next $150 million of such assets, and 0.45% of the amount of such assets in excess of $300 million. Under the Previous Subadvisory Agreement, for the fiscal year ended December 31, 2003 (in which Putnam was subadviser to the Portfolio until December 15, 2003, as described above), the Manager paid an aggregate subadvisory fee of $1,786,980 to Putnam. The Portfolio paid no fee to Putnam under the Previous Subadvisory Agreement.

   The Directors approved the renewal of the Previous Subadvisory Agreement at a meeting held on August 5, 2003. The Shareholders approved the Previous Subadvisory Agreement at a meeting held on March 31, 2000, in connection with the proposed replacement of Santander Global Advisors, Inc. with Putnam as subadvisor to the Portfolio. The Shareholders approved the Manager's ability to enter into subadvisory agreements pursuant to the SEC Exemption, as described above, at a meeting held on April 27, 2001.

Description of the New Subadvisory Agreement and New Sub-Subadvisory Agreement

   The New Subadvisory and New Sub-Subadvisory Agreements appear in Appendixes A and B, respectively. The next several paragraphs briefly summarize some important provisions of the New Subadvisory Agreement and New Sub-Subadvisory Agreement, but for a complete understanding of them you should read Appendixes A and B.

   The New Subadvisory Agreement requires FMR to manage the investment and reinvestment of the assets of the Portfolio, subject to the supervision of the Manager. The New Subadvisory Agreement requires that FMR do so in conformity with (i) the investment objective, policies and restrictions of the Portfolio set forth in the Fund's prospectus and statement of additional information relating to the Portfolio, (ii) any additional policies or guidelines established by the Manager or by the Directors, and (iii) other applicable laws and regulations. Subject to the foregoing, the New Subadvisory Agreement authorizes FMR to effect portfolio transactions, in its discretion and without prior consultation with the Manager. The New Subadvisory Agreement also requires FMR to make periodic reports to the Manager.

   Under the New Subadvisory Agreement, FMR is compensated at the annual rate of 0.55% of the first $250 million of the Portfolio's average daily net assets, 0.45% of the next $250 million of such assets, and 0.40% of such assets in excess of $500 million. The Portfolio pays no fee to FMR under the New Subadvisory Agreement; fees to FMR are payable solely by the Manager.

   The New Subadvisory Agreement provides that it shall continue in effect for two years from the date of execution, and from year to year thereafter, so long as such continuance is specifically approved at least annually (i) by the Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the Directors who are not interested persons of the Fund, the Manager or FMR (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval.

   The New Subadvisory Agreement may be amended at any time by mutual consent of the Manager and FMR, provided that, if required by law (as may be modified by any exemptions received by the

Manager from the SEC, or any rules or regulations adopted by, or interpretative releases of, the SEC), such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval.

   The New Subadvisory Agreement provides that FMR and its officers, partners, directors, employees, affiliates and agents (the "Indemnified Parties") shall not be subject to any liability to the Manager, the Fund, the Portfolio, or the Shareholders arising out of any service rendered under the New Subadvisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of any Indemnified Party's duties or by reason of an Indemnified Party's reckless disregard of its obligations and duties. The New Subadvisory Agreement requires that the Manager and the Fund hold harmless and indemnify any Indemnified Party for any loss (i) arising from any shareholder claim that is not based upon the obligations of FMR with respect to the Portfolio under the New Subadvisory Agreement or (ii) resulting from the failure of the Manager to inform FMR of certain insurance restrictions or any changes therein or of any policies and guidelines as established by the Manager or the Directors.

   The New Subadvisory Agreement may be terminated at any time on sixty days' written notice to FMR either by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio. The New Subadvisory Agreement automatically terminates in the event of its assignment or upon the termination of the Management Agreement.

   The New Subadvisory Agreement may also be terminated by FMR on sixty days' written notice to the Manager and the Fund, or by the Manager on sixty days' written notice to FMR.

   The New Subadvisory Agreement permits FMR to delegate, at its own expense, any or all of its duties and responsibilities under the New Subadvisory Agreement to FMR Co. (the "Sub-Subadviser"), provided that FMR remains responsible to the Manager and the Fund for the performance of all of its responsibilities and duties under the New Subadvisory Agreement. FMR must compensate the Sub-Subadviser for its services to the Fund. Subject to prior notice to the Manager, FMR may terminate the services of the Sub-Subadviser for the Portfolio and shall, at such time, assume the responsibilities of the Sub-Subadviser with respect to the Fund.

   Under the New Sub-Subadvisory Agreement, and as provided for in the New Subadvisory Agreement, FMR has delegated to FMR Co. responsibility for choosing investments for the Portfolio. The New Sub-Subadvisory Agreement requires FMR Co. to manage the investment and reinvestment of all or such portion of the assets of the Portfolio as FMR shall designate, subject to the supervision of FMR. FMR compensates FMR Co. at a monthly rate equal to 50% of the subadvisory fee that the Manager pays to FMR under the New Subadvisory Agreement in respect of that portion of the Portfolio's assets managed by FMR Co. during such month. The Portfolio pays no fee to FMR Co. under the New Sub-Subadvisory Agreement.

   The New Sub-Subadvisory Agreement provides that it will continue in effect for two years from its date of execution, and indefinitely thereafter, but only so long as such continuance is specifically approved at least annually by (i) vote of the Directors or by vote of a majority of the outstanding voting securities of the Portfolio and (ii) by vote of a majority of the Directors who are not parties to the New Sub-Subadvisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

   Any amendment to the New Sub-Subadvisory Agreement must be approved by FMR and FMR Co. and by vote of a majority of the Directors who are not parties to the New Sub-Subadvisory Agreement or interested persons of any such party. Either FMR, FMR Co. or the Portfolio may, at any time upon 60 days' prior written notice to the other parties, terminate the New Sub-Subadvisory Agreement without payment of any penalty, by action (in the case of termination by the Portfolio) of the Directors or by vote of a majority of the outstanding voting securities of the Portfolio. The New Sub-Subadvisory Agreement terminates automatically in the event of its assignment or upon the termination of the New Subadvisory Agreement.

   The New Sub-Subadvisory Agreement also provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the New Sub-Subadvisory Agreement, FMR Co. shall not be subject to liability to FMR, the Manager, the Fund or any shareholder of the Portfolio for any act or omission in the course of rendering services under the New Sub-Subadvisory Agreement or for any losses sustained in the purchase, holding or sale of any security.

Comparison of the Previous and New Subadvisory Agreements

   The New Subadvisory Agreement is substantially similar to the Previous Subadvisory Agreement, except that (1) references to Putnam have been changed to references to FMR; (2) the New Subadvisory Agreement provides for a lower subadvisory fee schedule than did the Previous Subadvisory Agreement; (3) the Manager is not permitted to use the names, derivatives, logos, trademarks or trade names of FMR or any affiliates without FMR's prior approval; (4) FMR will not bear responsibility or liability for the determination of the valuation of any securities or other assets of the Portfolio; and (5) certain other minor differences. If the New Subadvisory Agreement had been in effect during the fiscal year ended December 31, 2003, the subadvisory fee payable by the Manager would have been $1,687,481, or 10% less than the $1,879,940 that would have been payable to Putnam had the Previous Subadvisory Agreement been in effect for this entire period.

III.  Information About FMR and FMR Co.

Director Review

   Based on a review of the Portfolio's performance record under Putnam's management, the portfolio management team at Putnam responsible for the Portfolio, the performance record of FMR and FMR Co. in managing funds with investment objectives similar to those of the Portfolio, the performance of other funds with investment objectives similar to those of the Portfolio, and the lower subadvisory fee to be charged by FMR, the Manager recommended, and the Directors determined, that it would be appropriate for Fidelity to assume responsibility for the day-to-day management of the Portfolio. As a result, at meetings on December 11, 2003 and February 5, 2004, the Directors approved (i) the termination of the Previous Subadvisory Agreement and (ii) the new subadvisory arrangements with Fidelity.

   In connection with the change of subadviser, the Portfolio's name was changed from "Putnam International Stock Portfolio" to "FI International Stock Portfolio."

   In determining to approve the appointment of Fidelity as subadviser to the Portfolio, the Directors considered numerous additional factors that they considered relevant, including the qualifications of Fidelity and its personnel and their ability to provide portfolio management services to the Portfolio. The Directors also considered extensive information about the Portfolio and Fidelity's management style and proposed approach to managing the Portfolio, including information about Fidelity's organizational structure, investment and legal and compliance personnel, compliance procedures, and financial condition. In addition, the Directors considered Fidelity's status as a respected adviser and the fact that the Previous Subadvisory Agreement and the New Subadvisory Agreement are substantially similar to each other, except for the lower subadvisory fee under the New Subadvisory Agreement, and the other differences noted previously.

   The Directors considered Fidelity's policies for placing portfolio transactions of the Portfolio with broker-dealers that furnish brokerage and research services to Fidelity, as described below. The Directors also took into account Fidelity's substantial experience and reputation as a manager of equity investments, its management of other portfolios of the Fund, and the prominence of the Fidelity name in the marketplace for investment advice as possible factors that might enhance the marketability of the insurance products that invest in the Portfolio, and thus lead to growth in the size of the Portfolio, although such growth cannot be assured.

   In addition, the Directors considered that, in connection with the change of subadviser, the Management Agreement would be amended and restated to provide for a lower management fee payable by the Portfolio.

   Based on this review, the Directors concluded that it was appropriate and desirable for FMR and FMR Co. to assume responsibility for the management of the Portfolio under the New Subadvisory Agreement and New Sub-Subadvisory Agreement, respectively.

Changes in Investment Style

   In managing the Portfolio pursuant to the Previous Subadvisory Agreement, Putnam first selected countries and industries it believed were attractive, and then looked for companies it believed had favorable investment potential. For example, Putnam might have purchased stocks of companies with stock prices that reflected a lower value than that which Putnam placed on the company. Putnam also considered other factors, such as a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

   In buying and selling securities for the Portfolio, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management. FMR normally diversifies the Portfolio's investments across different countries and regions. In allocating the Portfolio's investments across countries and regions, FMR will consider the size of the market in each country and region relative to the size of the international market as a whole. FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the Portfolio may not achieve its objective.

Portfolio Transactions and Brokerage

   Fidelity generally has authority to select broker-dealers with which to place the Portfolio's transactions. In selecting a broker or dealer for a specific transaction, Fidelity evaluates and classifies individual brokers into various categories according to Fidelity's rating criteria on such areas as trading capability, creditworthiness, security coverage, and back office resources.

   Fidelity concentrates a significant amount of trading activity with a core group of brokers who are constantly monitored for trade execution quality and other criteria. This core group consists of those firms Fidelity's traders believe provide Fidelity with the highest level of service and best execution capabilities. Brokers receive feedback regarding their relationship with Fidelity on a quarterly basis.

   Fidelity considers various factors to seek best execution. These include, but are not limited to, the following: the price at which a trade of desired volume is effected; the size and type of the transaction; the reasonableness of any commissions; the speed and certainty of trade executions; the nature and character of the markets for the security to be purchased or sold; the liquidity and depth afforded by a market center or market-maker; the reliability of a market center or broker; the degree of anonymity which a particular market or broker can provide; the broker-dealer's execution services rendered on a continuing basis; and the execution efficiency, settlement capability, and financial condition of the broker-dealer firm.

   When feasible, Fidelity will combine (or "bunch") orders of various funds and accounts for order entry and execution. Orders may be bunched consistent with Fidelity seeking best execution for all orders. The benefits (e.g., more advantageous net price), if any, obtained by such bunching are generally allocated pro-rata among participating funds and accounts by Fidelity. Fidelity's policies regarding trade allocation are intended to assure that each fund and account is treated fairly and that no fund or account is disadvantaged by the policies. Subject to the requirements of Rule 17e-1 under the 1940 Act, Fidelity may execute brokerage transactions on behalf of the Portfolio with an affiliated broker-dealer.

   Fidelity, under its "Soft Dollar Program," may execute portfolio transactions on behalf of the Portfolio with brokers who provide products and services that assist it in fulfilling its investment management responsibilities ("Research and Brokerage Services") in accordance with applicable law, including Section 28(e) of the Securities Exchange Act of 1934. Research and Brokerage Services that assist Fidelity with investment decision-making may include: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, and political research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; computer hardware; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; effecting securities transactions; and performing incidental functions (such as clearance and settlement).

   Fidelity coordinates management of its "Soft Dollar Program" with the trading area's broker selection process described above. Fidelity's "Soft Dollar Program" is managed independently from trade execution; therefore, Fidelity's traders do not select brokers because they offer soft dollar arrangements. Brokers are selected because they provide best execution. Fidelity selects executing brokers on the basis of their ability to provide best execution for its clients' trades, and it directs its traders to focus exclusively on execution quality in their dealings with brokers. This approach relieves traders from any responsibility for administering soft dollar activities.

Fidelity Operations

   FMR, and its affiliate, FMR Co., are both located at 82 Devonshire Street, Boston, Massachusetts 02109. FMR serves as investment adviser to a number of other investment companies. FMR Co. provides investment advisory services to FMR. As of December 31, 2003, FMR and FMR Co. had approximately $799 billion in assets under management.

   FMR and/or FMR Co. act as investment advisers or subadvisers to the following other mutual funds that have similar investment objectives to that of the Portfolio:

                                                                         Ratio of Net
                                                         Average         Advisory Fees
                                          Fiscal        Net Assets        to Average
                 Fund                   Year End(a) ($ in Millions)(b) Net Assets (%)(c)
                 ----                   ----------- ------------------ -----------------
Structured Large Cap Growth............   1/31/03           29.6             0.34(z)
Structured Large Cap Value.............   1/31/03            1.8             0.00(z)
Structured Mid Cap Growth..............   1/31/03           18.1             0.00(z)
Structured Mid Cap Value...............   1/31/03           43.1             0.48(z)
Utilities Fund(d)(f)...................   1/31/03          938.3             0.67
Select Portfolios(R):(g)(h)
   Air Transportation..................   2/28/03           39.2             0.58
   Automotive..........................   2/28/03           33.6             0.58
   Banking.............................   2/28/03          450.0             0.58
   Biotechnology.......................   2/28/03        1,718.4             0.58
   Brokerage and Investment Management.   2/28/03          364.5             0.58
   Business Services and Outsourcing...   2/28/03           41.4             0.58
   Chemicals...........................   2/28/03           41.0             0.58
   Computers...........................   2/28/03          703.4             0.58
   Construction and Housing............   2/28/03           78.6             0.58
   Consumer Industries.................   2/28/03           22.6             0.58
   Cyclical Industries.................   2/28/03           17.9             0.58
   Defense and Aerospace...............   2/28/03          363.3             0.58
   Developing Communications...........   2/28/03          392.8             0.58
   Electronics.........................   2/28/03        3,137.9             0.58
   Energy..............................   2/28/03          206.7             0.58
   Energy Service......................   2/28/03          513.4             0.58
   Environmental.......................   2/28/03           12.2             0.44(z)
   Financial Services..................   2/28/03          485.2             0.58
   Food and Agriculture................   2/28/03          113.9             0.58
   Gold................................   2/28/03          584.1             0.59
   Health Care.........................   2/28/03        1,995.3             0.58
   Home Finance........................   2/28/03          419.9             0.58
   Industrial Equipment................   2/28/03           21.1             0.58
   Industrial Materials................   2/28/03           36.0             0.59
   Insurance...........................   2/28/03          121.3             0.58
   Leisure.............................   2/28/03          141.9             0.58
   Medical Delivery....................   2/28/03          191.8             0.58
   Medical Equipment and Systems.......   2/28/03          138.5             0.58
   Multimedia..........................   2/28/03          111.1             0.59
   Natural Gas.........................   2/28/03          161.6             0.58
   Natural Resources...................   2/28/03           28.2             0.58
   Networking and Infrastructure.......   2/28/03           86.7             0.58
   Paper and Forest Products...........   2/28/03           25.0             0.58
   Pharmaceuticals(e)..................   2/28/03           52.7             0.58
   Retailing...........................   2/28/03           88.2             0.58
   Software and Computer Services......   2/28/03          634.8             0.58
   Technology..........................   2/28/03        1,690.6             0.58
   Telecommunications..................   2/28/03          350.4             0.58
   Transportation......................   2/28/03           34.6             0.58

                                                                       Ratio of Net
                                                       Average       Advisory Fees to
                                        Fiscal        Net Assets          Average
                Fund                  Year End(a) ($ in Millions)(b) Net Assets (%)(c)
                ----                  ----------- ------------------ -----------------
Select Portfolios(R):(g)(h) continued
   Utilities Growth..................   2/28/03           201.3            0.58
   Wireless(e).......................   2/28/03            65.6            0.58
Magellan(g)(h).......................   3/31/03        61,072.0            0.56
Large Cap Stock(g)(h)................   4/30/03           549.9            0.40
Mid Cap Stock(g)(h)..................   4/30/03         5,329.0            0.41
Small Cap Retirement(g)(h)...........   4/30/03            50.5            0.18(z)
Small Cap Stock(g)(h)................   4/30/03         1,452.7            0.90
Contrafund(R) II(g)(h)...............   6/30/03           677.1            0.82
Fidelity Fifty(R)(g)(h)..............   6/30/03           721.8            0.73
Advisor Focus Funds:(g)(h)
   Biotechnology:(x)
       Class A.......................   7/31/03             5.3            0.58
       Class T.......................   7/31/03             7.6            0.58
       Class B.......................   7/31/03            11.2            0.58
       Class C.......................   7/31/03             8.0            0.58
       Institutional Class...........   7/31/03             0.8            0.58
   Consumer Industries:(x)
       Class A.......................   7/31/03             8.0            0.58
       Class T.......................   7/31/03            12.9            0.58
       Class B.......................   7/31/03            14.6            0.58
       Class C.......................   7/31/03             6.4            0.58
       Institutional Class...........   7/31/03             0.7            0.58
   Cyclical Industries:(x)
       Class A.......................   7/31/03             3.5            0.58
       Class T.......................   7/31/03             5.4            0.58
       Class B.......................   7/31/03             8.4            0.58
       Class C.......................   7/31/03             4.8            0.58
       Institutional Class...........   7/31/03             1.6            0.58
   Developing Communications:(x)
       Class A.......................   7/31/03             0.6            0.58
       Class T.......................   7/31/03             1.1            0.58
       Class B.......................   7/31/03             1.3            0.58
       Class C.......................   7/31/03             0.8            0.58
       Institutional Class...........   7/31/03             0.1            0.58
   Electronics:(x)
       Class A.......................   7/31/03             5.1            0.58
       Class T.......................   7/31/03            10.8            0.58
       Class B.......................   7/31/03             7.5            0.58
       Class C.......................   7/31/03             9.9            0.58
       Institutional Class...........   7/31/03             0.5            0.58
   Financial Services:
       Class A.......................   7/31/03            55.0            0.58
       Class T.......................   7/31/03           151.4            0.58
       Class B.......................   7/31/03           185.7            0.58
       Class C.......................   7/31/03            94.9            0.58
       Institutional Class...........   7/31/03            13.6            0.58

                                                                            Ratio of Net
                                                            Average       Advisory Fees to
                                             Fiscal        Net Assets          Average
                  Fund                     Year End(a) ($ in Millions)(b) Net Assets (%)(c)
                  ----                     ----------- ------------------ -----------------
Advisor Focus Funds:(g)(h) continued
   Health Care:
       Class A............................   7/31/03           101.8            0.58
       Class T............................   7/31/03           258.8            0.58
       Class B............................   7/31/03           314.2            0.58
       Class C............................   7/31/03           150.2            0.58
       Institutional Class................   7/31/03            26.7            0.58
   Natural Resources:
       Class A............................   7/31/03            22.5            0.58
       Class T............................   7/31/03           160.8            0.58
       Class B............................   7/31/03            52.4            0.58
       Class C............................   7/31/03            22.6            0.58
       Institutional Class................   7/31/03             4.3            0.58
   Technology:
       Class A............................   7/31/03           101.8            0.58
       Class T............................   7/31/03           304.7            0.58
       Class B............................   7/31/03           333.1            0.58
       Class C............................   7/31/03           101.8            0.58
       Institutional Class................   7/31/03             9.8            0.58
   Telecommunications & Utilities Growth:
       Class A............................   7/31/03            21.3            0.58
       Class T............................   7/31/03            54.8            0.58
       Class B............................   7/31/03            85.6            0.58
       Class C............................   7/31/03            38.0            0.58
       Institutional Class................   7/31/03             2.7            0.58
Blue Chip Growth(g)(h)....................   7/31/03        17,438.7            0.40
Dividend Growth(g)(h).....................   7/31/03        13,754.3            0.77
Leveraged Company Stock(g)(h).............   7/31/03           215.0            0.63
Low-Priced Stock(g)(h)....................   7/31/03        15,593.3            0.77
OTC Portfolio(g)(h).......................   7/31/03         6,054.7            0.86
Export and Multinational(g)(h)............   8/31/03           716.0            0.58
Destiny/SM/ I:(g)(h)
   Class O................................   9/30/03         2,988.7            0.45
   Class N................................   9/30/03            21.7            0.45
Destiny/SM/ II:(g)(h)
   Class O................................   9/30/03         4,359.4            0.58
   Class N................................   9/30/03           103.9            0.58
Advisor Diversified International:(f)(h)
   Class A................................  10/31/03            99.8            0.72
   Class T................................  10/31/03           343.7            0.72
   Class B................................  10/31/03            62.8            0.72
   Class C................................  10/31/03            76.8            0.72
   Institutional Class....................  10/31/03           166.1            0.72
Advisor Emerging Asia:(f)(h)(x)
   Class A................................  10/31/03            19.4            0.73
   Class T................................  10/31/03             3.8            0.73
   Class B................................  10/31/03             3.2            0.73
   Class C................................  10/31/03             2.5            0.73
   Institutional Class....................  10/31/03             1.3            0.73

                                                                                   Ratio of Net
                                                                   Average       Advisory Fees to
                                                    Fiscal        Net Assets          Average
                      Fund                        Year End(a) ($ in Millions)(b) Net Assets (%)(c)
                      ----                        ----------- ------------------ -----------------
Advisor Europe Capital Appreciation:(f)(h)(x)
   Class A.......................................  10/31/03           2.5              0.73
   Class T.......................................  10/31/03           6.9              0.73
   Class B.......................................  10/31/03           5.2              0.73
   Class C.......................................  10/31/03           2.8              0.73
   Institutional Class...........................  10/31/03           0.6              0.73
Advisor Global Equity:(f)(h)(x)
   Class A.......................................  10/31/03           3.7              0.73
   Class T.......................................  10/31/03          14.1              0.73
   Class B.......................................  10/31/03           4.1              0.73
   Class C.......................................  10/31/03           2.9              0.73
   Institutional Class...........................  10/31/03           0.4              0.73
Advisor International Capital Appreciation:(f)(h)
   Class A.......................................  10/31/03          24.8              0.72
   Class T.......................................  10/31/03         114.7              0.72
   Class B.......................................  10/31/03          39.7              0.72
   Class C.......................................  10/31/03          43.2              0.72
   Institutional Class...........................  10/31/03          88.6              0.72
Advisor Japan:(f)(h)(x)
   Class A.......................................  10/31/03           4.9              0.73
   Class T.......................................  10/31/03           7.8              0.73
   Class B.......................................  10/31/03          10.6              0.73
   Class C.......................................  10/31/03           6.5              0.73
   Institutional Class...........................  10/31/03           3.6              0.73
Advisor Korea:(f)(h)(x)
   Class A.......................................  10/31/03          11.1              0.83
   Class T.......................................  10/31/03           1.4              0.83
   Class B.......................................  10/31/03           1.1              0.83
   Class C.......................................  10/31/03           0.6              0.83
   Institutional Class...........................  10/31/03           0.7              0.83
Advisor Latin America:(f)(h)(x)
   Class A.......................................  10/31/03           0.7              0.73
   Class T.......................................  10/31/03           1.0              0.73
   Class B.......................................  10/31/03           1.1              0.73
   Class C.......................................  10/31/03           0.8              0.73
   Institutional Class...........................  10/31/03           0.3              0.73
Advisor Overseas:(f)(h)
   Class A.......................................  10/31/03          53.6              0.59
   Class T.......................................  10/31/03         921.5              0.59
   Class B.......................................  10/31/03          51.3              0.59
   Class C.......................................  10/31/03          35.7              0.59
   Institutional Class...........................  10/31/03          60.4              0.59
Advisor Tax Managed Stock:(g)(h)(x)
   Class A.......................................  10/31/03           1.3              0.58
   Class T.......................................  10/31/03           3.1              0.58
   Class B.......................................  10/31/03           2.0              0.58
   Class C.......................................  10/31/03           2.2              0.58
   Institutional Class...........................  10/31/03           0.3              0.58

                                                                         Ratio of Net
                                                         Average       Advisory Fees to
                                          Fiscal        Net Assets          Average
                 Fund                   Year End(a) ($ in Millions)(b) Net Assets (%)(c)
                 ----                   ----------- ------------------ -----------------
Aggressive International(f)(h).........  10/31/03          379.0             0.76
Canada(f)(h)...........................  10/31/03          104.8             0.92
Capital Appreciation(g)(h).............  10/31/03        2,413.0             0.65
China Region(f)(h).....................  10/31/03          132.6             0.73
Disciplined Equity(g)(h)...............  10/31/03        3,122.9             0.64
Diversified International (f)(h).......  10/31/03        8,473.3             0.89
Emerging Markets(f)(h).................  10/31/03          296.1             0.73
Europe(f)(h)...........................  10/31/03        1,018.5             0.61
Europe Capital Appreciation(f)(h)......  10/31/03          381.5             0.97
Focused Stock(g)(h)....................  10/31/03           32.5             0.26
Frank Russell Investment Company (FRIC)
  International(f)(h)..................  10/31/03          101.9             0.35
FRIC International Securities(f)(h)....  10/31/03           95.1             0.35
Global Balanced(f)(h)..................  10/31/03           94.9             0.73
International Growth & Income(f)(h)....  10/31/03          970.5             0.73
International Small Cap(f)(h)
   Class A(e)..........................  10/31/03            1.0             0.88
   Class T(e)..........................  10/31/03            1.6             0.88
   Class B(e)..........................  10/31/03            0.4             0.88
   Class C(e)..........................  10/31/03            0.5             0.88
   Institutional Class(e)..............  10/31/03            0.1             0.88
   Retail Class........................  10/31/03          113.1             0.88
Japan(f)(h)............................  10/31/03          351.9             0.60
Japan Smaller Companies(f)(h)..........  10/31/03          445.5             0.72
Latin America(f)(h)....................  10/31/03          171.4             0.73
Nordic(f)(h)...........................  10/31/03           73.2             0.74
Overseas(f)(h).........................  10/31/03        2,977.3             0.62
Pacific Basin(f)(h)....................  10/31/03          308.8             0.66
Small Cap Independence (g)(h)..........  10/31/03          825.1             0.68
Southeast Asia(f)(h)...................  10/31/03          279.3             0.74
Stock Selector(g)(h)...................  10/31/03          740.0             0.57
Tax Managed Stock(g)(h)................  10/31/03           54.2             0.58
Travelers Series Strategic Equity(h)...  10/31/03          550.0             0.42
Worldwide(f)(h)........................  10/31/03          696.2             0.91
Advisor Aggressive Growth:(g)(h)(x)
   Class A.............................  11/30/03            3.1             0.63
   Class T.............................  11/30/03           10.5             0.63
   Class B.............................  11/30/03            6.8             0.63
   Class C.............................  11/30/03            7.1             0.63
   Institutional Class.................  11/30/03            0.5             0.63
Advisor Dividend Growth:(g)(h)
   Class A.............................  11/30/03          258.4             0.58
   Class T.............................  11/30/03        1,710.9             0.58
   Class B.............................  11/30/03          458.7             0.58
   Class C.............................  11/30/03          374.6             0.58
   Institutional Class.................  11/30/03          496.1             0.58

                                                                                Ratio of Net
                                                                Average       Advisory Fees to
                                                 Fiscal        Net Assets          Average
                     Fund                      Year End(a) ($ in Millions)(b) Net Assets (%)(c)
                     ----                      ----------- ------------------ -----------------
Advisor Dynamic Capital Appreciation:(g)(h)
   Class A....................................  11/30/03           32.5             0.58
   Class T....................................  11/30/03          188.7             0.58
   Class B....................................  11/30/03           70.9             0.58
   Class C....................................  11/30/03           49.4             0.58
   Institutional Class........................  11/30/03            3.0             0.58
Advisor Equity Growth:(g)(h)
   Class A....................................  11/30/03          611.7             0.58
   Class T....................................  11/30/03        4,696.8             0.58
   Class B(x).................................  11/30/03        1,081.9             0.58
   Class C....................................  11/30/03          482.3             0.58
   Institutional Class........................  11/30/03        2,005.0             0.58
Advisor Equity Value:(g)(h)(x)
   Class A....................................  11/30/03            4.5             0.58
   Class T....................................  11/30/03           21.8             0.58
   Class B....................................  11/30/03           11.1             0.58
   Class C....................................  11/30/03            9.5             0.58
   Institutional Class........................  11/30/03            0.7             0.58
Advisor Fifty:(g)(h)(x)
   Class A....................................  11/30/03           10.2             0.58
   Class T....................................  11/30/03           25.4             0.58
   Class B....................................  11/30/03           16.8             0.58
   Class C....................................  11/30/03           10.2             0.58
   Institutional Class........................  11/30/03            1.0             0.58
Advisor Growth Opportunities:(g)(h)
   Class A....................................  11/30/03          198.1             0.34
   Class T....................................  11/30/03        4,457.1             0.34
   Class B....................................  11/30/03          557.2             0.34
   Class C....................................  11/30/03          128.5             0.34
   Institutional Class........................  11/30/03          196.3             0.34
Advisor Large Cap:(g)(h)
   Class A....................................  11/30/03           38.2             0.58
   Class T....................................  11/30/03          245.5             0.58
   Class B(x).................................  11/30/03           81.3             0.58
   Class C....................................  11/30/03           36.3             0.58
   Institutional Class........................  11/30/03          105.9             0.58
Advisor Leveraged Company Stock Fund:(g)(h)(x)
   Class A....................................  11/30/03           14.9             0.63
   Class T....................................  11/30/03            7.6             0.63
   Class B....................................  11/30/03            5.7             0.63
   Class C....................................  11/30/03            7.3             0.63
   Institutional Class........................  11/30/03            2.5             0.63
Advisor Mid Cap:(g)(h)
   Class A....................................  11/30/03          554.0             0.58
   Class T....................................  11/30/03        2,251.2             0.58
   Class B....................................  11/30/03          633.1             0.58
   Class C....................................  11/30/03          355.8             0.58
   Institutional Class........................  11/30/03          280.6             0.58

                                                                                     Ratio of Net
                                                                     Average       Advisory Fees to
                                                      Fiscal        Net Assets          Average
                       Fund                         Year End(a) ($ in Millions)(b) Net Assets (%)(c)
                       ----                         ----------- ------------------ -----------------
Advisor Small Cap:(g)(h)
   Class A.........................................  11/30/03           150.0            0.73
   Class T.........................................  11/30/03           663.6            0.73
   Class B.........................................  11/30/03           245.5            0.73
   Class C.........................................  11/30/03           193.0            0.73
   Institutional Class.............................  11/30/03            79.0            0.73
Advisor Strategic Growth: (g)(h)(x)
   Class A.........................................  11/30/03             3.6            0.58
   Class T.........................................  11/30/03             8.9            0.58
   Class B.........................................  11/30/03             6.7            0.58
   Class C.........................................  11/30/03             1.9            0.58
   Institutional Class.............................  11/30/03             0.1            0.58
Advisor Value Strategies:(g)(h)
   Class A.........................................  11/30/03           152.3            0.58
   Class T.........................................  11/30/03           776.1            0.58
   Class B.........................................  11/30/03           207.1            0.58
   Initial Class...................................  11/30/03            16.4            0.58
   Class C.........................................  11/30/03            64.5            0.58
   Institutional Class.............................  11/30/03            80.8            0.58
Aggressive Growth(g)(h)............................  11/30/03         4,519.5            0.23
Growth Company(g)(h)...............................  11/30/03        17,861.7            0.58
Independence Fund(g)(h)............................  11/30/03         4,356.5            0.41
New Millennium(g)(h)...............................  11/30/03         2,919.0            0.60
Contrafund(R)(g)(h)................................  12/31/03        30,461.3            0.79
EQ Advisors Trust EQ/FI Mid Cap....................  12/31/03           470.9            0.45
EQ Advisors Trust EQ/FI Small/Mid Cap Value........  12/31/03           838.1            0.46
ING FM(R) Diversified Mid-Cap(h)...................  12/31/03           121.4            0.50
Japan..............................................  12/31/03           287.4            0.58
John Hancock Variable Series Trust I Earnings
  Growth(h)........................................  12/31/03           131.9            0.45
LB Series All Cap(h)...............................  12/31/03            39.7            0.60
LSA Variable Series Diversified Mid Cap(h).........  12/31/03             7.8            0.55
Manufacturers Investment Large Cap Growth(h).......  12/31/03           442.4            0.40
Manufacturers Investment Overseas(h)...............  12/31/03           367.7            0.50
Manufacturers Investment Strategic Opportunities(h)  12/31/03           524.0            0.35
MassMutual Institutional Blue Chip Growth(h).......  12/31/03           351.9            0.55
MassMutual Institutional Value Equity(h)...........  12/31/03            99.5            0.50
Metropolitan Series FI Mid Cap Opportunities.......  12/31/03            17.1            0.55
Metropolitan Series FI Value Leaders...............  12/31/03           513.3            0.44
Prudential Series SP Large Cap Value...............  12/31/03            51.1            0.50
Prudential Series SP Small/Mid Cap Value...........  12/31/03           150.1            0.55
Russell Investment Non-U.S.(f)(h)..................  12/31/03            43.6            0.35
Trend(g)(h)........................................  12/31/03           778.4            0.59
Travelers Series Large Cap.........................  12/31/03           195.0            0.45
Vantagepoint Growth(h).............................  12/31/03           664.6            0.61

                                                                        Ratio of Net
                                                        Average       Advisory Fees to
                                         Fiscal        Net Assets          Average
                 Fund                  Year End(a) ($ in Millions)(b) Net Assets (%)(c)
                 ----                  ----------- ------------------ -----------------
Variable Insurance Products:(h)
   Growth
       Initial Class..................  12/31/03        7,532.6             0.58
       Service Class..................  12/31/03        1,190.6             0.58
       Service Class 2................  12/31/03          384.0             0.58
       Service Class 2R...............  12/31/03            0.7             0.58
   Overseas(f)
       Initial Class..................  12/31/03        1,113.5             0.73
       Initial Class R................  12/31/03           24.0             0.73
       Service Class..................  12/31/03          195.2             0.73
       Service Class R................  12/31/03           32.2             0.73
       Service Class 2................  12/31/03           85.5             0.73
       Service Class 2R...............  12/31/03            4.7             0.73
   Value(g)(x)
       Initial Class..................  12/31/03            0.3             0.58
       Service Class..................  12/31/03            0.8             0.58
       Service Class 2................  12/31/03            2.0             0.58
Variable Insurance Products II:
   Contrafund(g)(h)
       Initial Class..................  12/31/03        6,474.2             0.58
       Service Class..................  12/31/03        1,365.5             0.58
       Service Class 2................  12/31/03          632.9             0.58
       Service Class 2R...............  12/31/03            0.9             0.58
Variable Insurance Products III:(g)(h)
   Aggressive Growth(x)
       Initial Class..................  12/31/03            0.8             0.63
       Service Class..................  12/31/03            0.9             0.63
       Service Class 2................  12/31/03            5.1             0.63
   Dynamic Capital Appreciation(x)
       Initial Class..................  12/31/03            3.6             0.58
       Service Class..................  12/31/03            0.8             0.58
       Service Class 2................  12/31/03            7.9             0.58
   Growth Opportunities
       Initial Class..................  12/31/03          427.9             0.58
       Service Class..................  12/31/03          198.3             0.58
       Service Class 2................  12/31/03           48.8             0.58
   Mid Cap
       Initial Class..................  12/31/03          511.9             0.58
       Service Class..................  12/31/03          433.3             0.58
       Service Class 2................  12/31/03          758.7             0.58
   Value Strategies(x)
       Initial Class..................  12/31/03           17.7             0.58
       Service Class..................  12/31/03           40.1             0.58
       Service Class 2................  12/31/03           97.2             0.58
Variable Insurance Products IV:(g)(h)
   Consumer Industries................  12/31/03           10.4             0.58
   Cyclical Industries................  12/31/03            9.4             0.58
   Financial Services.................  12/31/03           35.9             0.58

                                                                                 Ratio of Net
                                                                 Average       Advisory Fees to
                                                  Fiscal        Net Assets          Average
                     Fund                       Year End(a) ($ in Millions)(b) Net Assets (%)(c)
                     ----                       ----------- ------------------ -----------------
Variable Insurance Products IV:(g)(h) continued
   Growth Stock(x)
       Initial Class...........................  12/31/03           1.6              0.58
       Service Class...........................  12/31/03           1.6              0.58
       Service Class 2.........................  12/31/03           2.2              0.58
   Health Care.................................  12/31/03          50.5              0.58
   Natural Resources...........................  12/31/03          19.0              0.58
   Real Estate(x)..............................
       Initial Class...........................  12/31/03           8.3              0.58
       Service Class...........................  12/31/03           1.7              0.58
       Service Class 2.........................  12/31/03           1.7              0.58
   Technology..................................  12/31/03          87.4              0.58
   Telecommunications & Utilities Growth.......  12/31/03          10.8              0.58

--------
(a) All fund data are as of the fiscal year end noted in the chart or as of December 31, 2003, if fiscal year end figures are not yet available.
(b) Average net assets are computed on the basis of average net assets of each fund or class at the close of business on each business day throughout its fiscal period.
(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by a (z). For multiple class funds, the ratio of net advisory fees to average net assets is presented gross of reductions for certain classes, for presentation purposes. Funds so affected are indicated by an
    (x).
(d) Annualized.
(e) Less than a complete fiscal year.
(f) FMR has entered into sub-advisory agreements with the following affiliates:
    Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), and Fidelity International Investment Advisors (FIIA) with respect to the fund.
(g) FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East with respect to the fund.
(h) FMR Co. serves as sub-advisor for the fund. FMR is primarily responsible for choosing investments for the fund. FMR Co. is a wholly owned subsidiary of FMR.

   The mailing address of each director and executive officer of FMR and FMR Co. is 82 Devonshire Street, Boston, Massachusetts 02109. The directors and principal executive officers of FMR and their principal occupations are as follows:

Name                 Principal Occupation
----                 --------------------
Edward C. Johnson 3d Chairman of the Board and Director of FMR, FMR Co., Fidelity
                     Management & Research (Far East) Inc. (FMR Far East), and
                     Fidelity Investments Money Management, Inc. (FIMM); Chief
                     Executive Officer, Chairman of the Board, and Director of FMR
                     Corp.; Trustee of funds advised by FMR.

Abigail P. Johnson.. President and Director of FMR, FMR Co., and FIMM; Senior
                     Vice President and Trustee of funds advised by FMR; Director of FMR Corp.

Philip Bullen....... Senior Vice President of FMR and FMR Co.; Vice President of
                     certain Equity funds advised by FMR; President and Director of
                     FMR Far East and Fidelity Management & Research (U.K.) Inc.
                     (FMR U.K.); Director of Strategic Advisers, Inc.

Dwight D. Churchill. Senior Vice President of FMR and FIMM and Vice President of
                     Fixed-Income funds advised by FMR.

Walter C. Donovan... Senior Vice President of FMR and FMR Co. (2003); Previously
                     served as Vice President of FMR and FMR Co. (2003).

Bart A. Grenier..... Senior Vice President of FMR and FMR Co.; Vice President of
                     certain Equity and High Income funds advised by FMR;
                     President and Director of Strategic Advisers, Inc.

Peter S. Lynch...... Vice Chairman and Director of FMR and FMR Co. and member of the Advisory Board of funds advised by FMR (2003).
                     Previously served as Trustee of funds advised by FMR (2003).

John B. McDowell.... Senior Vice President of FMR and FMR Co. and Vice President
                     of certain Equity funds advised by FMR.

Clare S. Richer..... Senior Vice President of FMR.

JS Wynant........... Vice President of FMR and FMR Co.; Treasurer of FMR, FMR
                     Co., FMR U.K., FMR Far East, and FIMM.

Eric D. Roiter...... Vice President, General Counsel, and Clerk of FMR and FMR
                     Co.; Secretary of funds advised by FMR; Vice President and
                     Clerk of FDC; Assistant Clerk of FMR U.K. and FMR Far East;
                     Assistant Secretary of FIMM.

Nicholas E. Steck... Vice President of FMR (2003); Compliance Officer of FMR
                     U.K., FMR Far East, and FMR Corp.

   FMR Corp., organized in 1972, is the ultimate parent company of FMR and FMR Co. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp. FMR Corp. is located at 82 Devonshire Street, Boston, Massachusetts 02109.

IV.  Other Information

Information about the Manager

   The Manager is a Delaware limited liability company. New England Life Insurance Company ("New England") owns all of the voting interests in the Manager. New England is a wholly owned subsidiary of Metropolitan Life Insurance Company ("MetLife"), which in turn is a wholly owned subsidiary of MetLife, Inc., a publicly traded company. The members of the Manager include each insurance company the separate accounts of which invest in registered investment companies to which the Manager serves as investment adviser. The Chairman of the Board and President of the Manager is Hugh C. McHaffie. Mr. McHaffie and John F. Guthrie, Jr. are the Manager's directors. Mr. McHaffie is the Chairman of the Board, President and Chief Executive Officer of the Fund, and his principal occupation is Senior Vice President of MetLife. Mr. Guthrie is a Senior Vice President of the Fund, and his principal occupation is Vice President of New England Financial. The address of the Manager, New England, New England Financial, Mr. McHaffie and Mr. Guthrie is 501 Boylston Street, Boston, Massachusetts 02116. The address of MetLife and MetLife, Inc. is One Madison Avenue, New York, New York 10010.

Information about the Fund

   Copies of the annual report of the Fund for the fiscal year ended December 31, 2003 may be obtained without charge by calling (800) 638-7732 or by writing to the Secretary of the Fund at 501 Boylston Street, Boston, Massachusetts 02116.

Ownership of Shares

   Shares of the Portfolio are available for purchase only by separate accounts established by New England Financial, MetLife and their insurance company affiliates (collectively, the "Insurance Companies"), and certain eligible qualified retirement plans ("Qualified Plans"). The Fund serves as the investment vehicle for (1) variable insurance, variable annuity and group annuity products of the Insurance Companies and (2) Qualified Plans. Shares of the Portfolio are not offered for direct purchase by the investing public. The number of shares of beneficial interest of the Portfolio issued and outstanding as of the Record Date was as follows:

                             Class A 31,702,211.561
                             Class B  1,625,623.660
                             Class E  4,883,809.779

Beneficial Ownership

   New England Financial and MetLife have informed the Portfolio that as of the Record Date, there were no persons owning contracts which would entitle them to instruct the Insurance Companies with respect to 5% or more of any class of the voting securities of the Portfolio. The officers and Directors of the Fund owned less than 1% of the outstanding shares of any class of the Portfolio on the Record Date. As of December 31, 2003, Arthur G. Typermass, a Director of the Fund, owned an insurance product that uses the Fund as an investment vehicle, through which he had a beneficial ownership interest in the Portfolio of approximately $30,000.

Principal Underwriter

   MetLife is the Fund's principal underwriter.

                                                                     APPENDIX A

                        METROPOLITAN SERIES FUND, INC.

                             SUBADVISORY AGREEMENT
                      (FI International Stock Portfolio)

   This Subadvisory Agreement (this "Agreement") is entered into as of February 5, 2004 by and between MetLife Advisers, LLC, a Delaware limited liability company (the "Manager"), Metropolitan Series Fund, Inc. (the "Fund"), and Fidelity Management & Research Company (the "Subadviser").

   WHEREAS, the Manager has entered into an Advisory Agreement dated May 1, 2003 (the "Advisory Agreement") with the Fund pursuant to which the Manager provides portfolio management and administrative services to the FI International Stock Portfolio of the Fund (the "Portfolio");

   WHEREAS, the Advisory Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more subadvisers;
   WHEREAS, the Manager desires to retain the Subadviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

   NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Manager and the Subadviser agree as follows:

    1. Subadvisory Services.

       a. The Subadviser shall, subject to the supervision of the Manager and in cooperation with the Manager, as administrator, or with any other administrator appointed by the Manager (the "Administrator"), manage the investment and reinvestment of the assets of the Portfolio. Subject to the provisions of subparagraph (b) of this Section 1, the Subadviser agrees to invest and reinvest the assets of the Portfolio in conformity with (1) the investment objective, policies and restrictions of the Portfolio set forth in the Fund's prospectus and statement of additional information, as revised or supplemented from time to time, relating to the Portfolio (the "Prospectus"), as provided to the Subadviser, (2) any additional policies or guidelines established by the Manager or by the Fund's directors that have been furnished in writing to the Subadviser, and (3) the provisions of the Internal Revenue Code, as amended (the "Code") applicable to "regulated investment companies" (as defined in
       Section 851 of the Code) and "segregated asset accounts" (as defined in
       Section 817 of the Code), from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940 (the "1940 Act"), the rules and regulations thereunder and the interpretive opinions thereof of the staff of the Securities and Exchange Commission ("SEC") ("SEC Positions"); provided, however, that the Manager agrees to inform the Subadviser of any and all applicable state insurance law restrictions that operate to limit or restrict the investments the Portfolio might otherwise make ("Insurance Restrictions"), and to inform the Subadviser promptly of any changes in such Insurance Restrictions. In advising the Portfolio, the Subadviser shall use reasonable efforts to comply with Subchapters L and M of the Internal Revenue Code of 1986, as amended (the "Code"). Subject to the foregoing, the Subadviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Portfolio may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Subadviser shall determine.

       b. Notwithstanding anything to the contrary herein, the Manager acknowledges that Subadviser is not the compliance agent for the Fund or for the Manager, and does not have access to all of the Fund's books and records necessary to perform certain compliance testing. The Subadviser's agreement to perform the services specified in this Section hereof in accordance with applicable law (including sub-chapters L and M of the Code, and the 1940 Act, as amended ("Applicable Law")) and any additional policies or guidelines established by the Manager or by the Fund's directors that have been furnished in writing to the Subadviser (collectively, the "Charter Requirements"), is subject to the understanding that the Subadviser shall perform such services based upon its books and records with respect to the Portfolio, which comprise a portion of the Portfolio's books and records, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement, the Charter Requirements and Applicable Law based upon such books and records.

       c. The Subadviser shall furnish the Manager and the Administrator with quarterly and/or annual reports concerning portfolio transactions and the investment performance of the Portfolio in such form as may be mutually agreed upon, and agrees to review the Portfolio and discuss the management of the Portfolio with representatives or agents of the Manager, the Administrator or the Fund at their reasonable request. The Subadviser shall make a senior portfolio manager of the Portfolio or an appropriate investment professional available for presentations to the Directors at a meeting of the Board of Directors annually, as well as other meetings as may reasonably be requested. The Subadviser shall permit all books and records with respect to the Portfolio to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable prior written notice. The Subadviser shall furnish the Manager (which may also provide it to the Fund's Board of Directors) with copies of all material comments relating to the Portfolio received from the SEC following routine or special SEC examinations or inspections.

       d. Upon request of Fund's Manager and/or Fund, the Subadviser shall provide assistance in connection with the determination of the fair value of securities in the Portfolio for which market quotations are not readily available and the parties to this Agreement agree that the Subadviser shall not bear responsibility or liability for the determination or accuracy of the valuation of any portfolio securities and other assets of the Portfolio.

       e. The Subadviser shall provide to the Manager a copy of the Subadviser's Form ADV as filed with the SEC and any amendments or restatements thereof in the future and a list of the persons whom the Subadviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Portfolio.

       f. Unless the Manager gives the Subadviser written instructions to the contrary 30 days in advance, the Subadviser shall use its good faith judgment in a manner which it reasonably believes best serves the interest of the Portfolio's shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio are invested. The Manager shall instruct the Fund's custodian, the Administrator, and other parties providing services to the Portfolio to promptly forward misdirected proxy materials to the Subadviser. The Subadviser shall provide the Fund in a timely manner with such records of its proxy voting on behalf of the Portfolio as necessary for the Fund to comply with the requirements of Form N-PX, or any successor law, rule, regulation, or SEC Position.

    2. Obligations of the Manager.

       a. The Manager shall provide (or cause the Fund's custodian to provide) information to the Subadviser in a timely manner regarding such matters as the composition of assets in the Portfolio, cash requirements and cash available for investment in the Portfolio, and all other information as may be reasonably necessary for the Subadviser to perform its responsibilities hereunder.

       b. The Manager has furnished the Subadviser a copy of all Registration Statements and Amendments thereto, including the Prospectus and Statement of Additional Information, and agrees during the continuance of this Agreement to furnish the Subadviser copies of any revisions or supplements thereto within a reasonable time period before the time the revisions or supplements become effective. The Manager agrees to furnish the Subadviser with relevant sections of minutes of meetings of the Directors of the Fund applicable to the Portfolio to the extent they may affect the duties of the Subadviser, and with copies of any financial statements or reports of the Fund with respect to the Portfolio to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement, including, but not limited to, timely information relating to any Insurance Restrictions and SEC exemptive orders relating to the Portfolio.

       c. The Manager shall provide to the Subadviser a copy of the Manager's Form ADV as filed with the SEC and any amendments or restatements thereof in the future.

       d. The Fund and the Manager will furnish to the Subadviser such information relating to either of them or the business affairs of the Fund as the Subadviser shall from time to time request in order to discharge its obligations hereunder.

    3. Custodian. The Manager shall provide the Subadviser with a copy of the Portfolio's agreement with the custodian designated to hold the assets of the Portfolio (the "Custodian") and any modifications thereto (the "Custody Agreement"). The assets of the Portfolio shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Subadviser shall provide timely instructions directly to the Custodian, in the manner and form agreed upon by the Manager, the Subadviser and the Custodian, as necessary to effect the investment and reinvestment of the Portfolio's assets. The Subadviser shall have no liability for the acts or omissions of the Custodian.

    4. Expenses. Except for expenses specifically assumed or agreed to be paid by the Subadviser pursuant hereto, the Subadviser shall not be liable for any expenses of the Manager or the Fund including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Portfolio, and (c) Custodian fees and expenses. The Subadviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.

    5. Purchase and Sale of Assets. The Subadviser shall place all orders for the purchase and sale of securities for the Portfolio with brokers or dealers selected by the Subadviser, which may include brokers or dealers affiliated with the Subadviser, provided such orders comply with Section 17 and Rule 17e-1 (or any successor or other relevant regulations) under the 1940 Act in all respects. To the extent consistent with applicable law and then-current SEC Positions, purchase or sell orders for the Portfolio may be aggregated with contemporaneous purchase or sell orders of other clients of the Subadviser. The Subadviser agrees that, in executing portfolio transactions and selecting brokers or dealers, if any, it shall use its best efforts to seek on behalf of the Portfolio the best overall terms available. In assessing the best overall terms available for any transaction, the Subadviser shall consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, with respect to the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, Subadviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act")) provided to the Subadviser with respect to the Portfolio and/or other accounts over which the Subadviser exercises investment discretion. The Subadviser may, in its discretion, agree to pay a broker or dealer that furnishes such brokerage or research services a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Subadviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Subadviser with respect to the accounts as to which it exercises investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act).

    6. Compensation of the Subadviser. As full compensation for all services rendered, facilities furnished and expenses borne by the Subadviser hereunder, the Manager shall pay the Subadviser compensation at the following rate, based on the average daily net assets of the Portfolio determined at the close of the New York Stock Exchange on each day the exchange is open for trading: at the annual rate of 0.55% of the first $250 million of the average daily net assets of the Portfolio, 0.45% of the next $250 million of such assets and 0.40% of such assets in excess of $500 million. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Portfolio pursuant to the Advisory Agreement. If the Subadviser shall serve for less than the whole of any month or other agreed-upon interval, the foregoing compensation shall be prorated. The Manager may from time to time waive the compensation it is entitled to receive from the Fund; however, any such waiver will have no effect on the Manager's obligation to pay the Subadviser the compensation provided for herein. The Manager shall pay the Subadviser not later than the tenth (10) business day immediately following the end of the relevant payment period.

    7. Non-Exclusivity. The Manager and the Fund agree that the services of the Subadviser are not to be deemed exclusive and that the Subadviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts. This Agreement shall not in any way limit or restrict the Subadviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Subadviser of its duties and obligations under this Agreement. The Manager and the Fund recognize and agree that the Subadviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Portfolio. The Subadviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Manager, in any way or otherwise be deemed an agent of the Fund or the Manager except in connection with the portfolio management services provided by the Subadviser hereunder.

    8. Liability and Indemnification. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Subadviser nor any of its officers, partners, directors, employees, affiliates or agents (the "Indemnified Parties") shall be subject to any liability to the Manager, the Fund, the Portfolio or any shareholder of the Portfolio for any error of judgment, or any loss, liability, cost, damage or expense (including reasonable attorneys fees and costs) arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of any Indemnified Party's duties or by reason of reckless disregard by any Indemnified Party of its obligations and duties. The Manager and the Fund shall hold harmless and indemnify any Indemnified Party for any loss, liability, cost, damage or expense (including reasonable attorneys fees and costs) arising (i) from any claim or demand by any past or present shareholder of the Portfolio that is not based upon the obligations of the Subadviser with respect to the Portfolio under this Agreement or (ii) resulting from the failure of the Manager to inform the Subadviser of any applicable Insurance Restrictions or any changes therein or of any policies and guidelines as established by the Manager or the Directors. The Manager and the Fund acknowledge and agree that the Subadviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private.

    9. Effective Date and Termination. This Agreement shall become effective as of the date of its execution and

       a. unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the directors of the Fund who are not interested persons of the Fund, the Manager or the Subadviser, cast in person at a meeting called for the purpose of voting on such approval;

       b. this Agreement may at any time be terminated on sixty days' written notice to the Subadviser either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

       c. this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement;

       d. this Agreement may be terminated by the Subadviser on sixty days' written notice to the Manager and the Fund, or by the Manager on sixty days' written notice to the Subadviser, and termination of this Agreement pursuant to this Section 9 shall be without the payment of any penalty. In the event of termination of this Agreement, all compensation due to the Subadviser through the date of termination will be calculated on a pro rata basis through the date of termination and paid on the first business day after the next succeeding month end.

   10. Amendment. This Agreement may be amended at any time by mutual consent of the Manager and the Subadviser, provided that, if required by law (as may be modified by any exemptions received by the Manager from the SEC, or any rules or regulations adopted by, or interpretative releases of, the SEC), such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the directors of the Fund who are not interested persons of the Fund, the Manager or the Subadviser, cast in person at a meeting called for the purpose of voting on such approval.

   11. Certain Definitions. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

   12. Confidentiality. All information furnished by Manager or the Fund to the Subadviser or by the Subadviser to the Manager or the Fund (including their respective agents, employees and representatives) hereunder shall be treated as confidential and shall not be disclosed to third parties, except if it is otherwise in the public domain or, with notice to the other party, as may be necessary to comply with applicable laws, rules, regulations, subpoenas or court orders. Without limiting the foregoing, Manager and the Fund acknowledge that the securities holdings of the Portfolio(s) constitute information of value to the Subadviser, and agrees (1) not to use for any purpose, other than for Manager or the Fund, or their agents, to supervise or monitor the Subadviser, the holdings or trade-related information of the Fund; and (2) not to disclose the Portfolio(s)' holdings, except: (a) as required by applicable law or regulation; (b) as required by state or federal regulatory authorities; (c) to the Board, counsel to the Board, counsel to the Fund, the Administrator or any sub-administrator, the independent accountants and any other agent of the Fund; or (d) as otherwise agreed to by the parties in writing. Further, Manager and the Fund agree that information supplied by the Subadviser, including approved lists, internal procedures, compliance procedures and any board materials, is valuable to the Subadviser, and Manager and the Fund agree not to disclose any of the information contained in such materials, except: (i) as required by applicable law or regulation; (ii) as required by state or federal regulatory authorities; (iii) to the Board, counsel to the Board, counsel to the Fund, the Administrator or any sub-administrator, the independent accountants and any other agent of the Fund; or (iv) as otherwise agreed to by the parties in writing.

   13. General.

       a. The Subadviser may perform its services through any employee, officer or agent of the Subadviser, and the Manager and the Fund shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the Subadviser shall promptly notify the Manager and the Fund of any change in the persons identified in the Prospectus of the Portfolio as performing the portfolio management duties described therein.

       b. The Subadviser may, at its own expense, delegate any or all of its duties and responsibilities under this Agreement to its wholly-owned subsidiary, FMR Co., Inc., provided that the Subadviser remains responsible to the Manager and the Fund for the performance of all of its responsibilities and duties hereunder. The Subadviser will compensate FMR Co., Inc. for its services to the Fund. Subject to prior notice to the Manager, the Subadviser may terminate the services of FMR Co., Inc. for the Portfolio and shall, at such time, assume the responsibilities of FMR Co., Inc. with respect to the Fund.

       c. During the term of this Agreement, Manager shall furnish to the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser or its clients in any way, prior to the use thereof, and Manager shall not use any such materials if the Subadviser reasonably objects in writing in ten (10) days (or such other time as may be mutually agreed, which would include longer time periods for review of the Fund's prospectus and other parts of the registration statement) after receipt thereof.

       d. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and may be enforced to the fullest extent permitted by law.

       e. Any notice under this Agreement shall be in writing, addressed and delivered and mailed, postage prepaid, to the other party, with a copy to the Fund, at the addressed below or such other address as such other party may designate for the receipt of such notice.

       If to Manager:             Metlife Advisers, LLC
                                  501 Boylston Street
                                  Boston, Massachusetts 02116
                                  Attention: John F. Guthrie
                                  Senior Vice President

       If to Subadviser:          Fidelity Management & Research Company
                                  82 Devonshire Street Boston, MA 02109
                                  Attention: General Counsel

       If to Fund:                Metropolitan Series Fund, Inc.
                                  501 Boylston Street
                                  Boston, MA 02116
                                  Attention: John F. Guthrie, Jr.
                                  Senior Vice President

       f. This Agreement shall be governed by and interpreted in accordance with the laws of The Commonwealth of Massachusetts.

   14. Use of Name.

       a. The parties agree that the name of the Subadviser, the names of any affiliates of the Subadviser and any derivative, logo, trademark, service mark or trade name are the valuable property of the Subadviser and its affiliates. Manager and the Fund shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of the Subadviser, which approval shall not be unreasonably withheld or delayed so long as this Agreement is in effect.

       b. Upon termination of this Agreement, the Manager and the Fund shall forthwith cease to use such name(s), derivatives, logos, trademarks, service marks or trade names. The Manager and the Fund agree they will review with the Subadviser any advertisement, sales literature, or notice prior to its use that makes reference to the Subadviser or its affiliates or any such name(s), derivatives, logos, trademarks, service marks or trade names, it being understood that the Subadviser shall have no responsibility to ensure of the adequacy of the form or content of such materials for purposes of the 1940 Act or other applicable laws and regulations. If Manager or the Fund makes an unauthorized use of the Subadviser's names, derivatives, logos, trademarks, service marks or trade names, the parties acknowledge that the Subadviser shall suffer irreparable hardship for which monetary damages are inadequate and thus, the Subadviser will be entitled to injunctive relief.

   IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                                          METLIFE ADVISERS, LLC

                                             /S/  JOHN F. GUTHRIE, JR.
                                          By: __________________________________

                                                  John F. Guthrie, Jr.
                                          Name: ________________________________

                                                  Senior Vice President
                                          Title: _______________________________

                                          FIDELITY MANAGEMENT & RESEARCH COMPANY

                                                 /S/  PHILIP BULLEN
                                          By: __________________________________

                                                      Philip Bullen
                                          Name: ________________________________

                                                  Senior Vice President
                                          Title: _______________________________

                                          METROPOLITAN SERIES FUND, INC.

                                             /S/  JOHN F. GUTHRIE, JR.
                                          By: __________________________________

                                                  John F. Guthrie, Jr.
                                          Name: ________________________________

                                                  Senior Vice President
                                          Title: _______________________________

                          SUB-SUB-ADVISORY AGREEMENT
                                    between
                               FMR CO., INC. and
                    FIDELITY MANAGEMENT & RESEARCH COMPANY

   AGREEMENT made this 5th day of February, 2004, by and between FMR Co., Inc., a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Sub-Sub-Adviser") and Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Sub-Adviser").

   WHEREAS the Sub-Adviser has entered into certain Investment Subadvisory Agreements (each a "Sub-Advisory Agreement," and collectively, the "Subadvisory Agreements") with MetLife Advisers, LLC (the "Client") and Metropolitan Series Fund, Inc. (the "Fund"), or, for certain of those Subadvisory Agreements, with the Client, pursuant to which the Sub-Adviser acts as investment subadviser to those Portfolios of the Fund listed on Exhibit A (each a "Portfolio," and collectively, the "Portfolios").

   WHEREAS the Sub-Sub-Adviser was formed for the purpose of providing investment management of equity and high income funds and advising generally with respect to equity and high income instruments.

   NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Sub-Adviser and the Sub-Sub-Adviser agree as follows:

   1. (a) The Sub-Sub-Adviser shall, subject to the supervision of the Sub-Adviser, direct the investments of all or such portion of each Portfolio's assets as the Sub-Adviser shall designate in accordance with the investment objectives, policies and limitations as provided in the respective Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the respective Portfolio may impose by notice in writing to the Sub-Adviser or Sub-Sub-Adviser. The Sub-Sub-Adviser shall also furnish for the use of the Portfolios' office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolios; and shall pay the salaries and fees of all personnel of the Sub-Sub-Adviser performing services for the Portfolios relating to research, statistical and investment activities. The Sub-Sub-Adviser is authorized, in its discretion and without prior consultation with the Portfolios or the Sub-Adviser, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolios. The investment policies and all other actions of the Portfolios are and shall at all times be subject to the control and direction of the Fund's Board of Directors.

   (b) The Sub-Sub-Adviser shall also furnish such reports, evaluations, information or analyses to the Fund and the Sub-Adviser as the Fund's Board of Directors or the Sub-Adviser may request from time to time or as the Sub-Sub-Adviser may deem to be desirable. The Sub-Sub-Adviser shall make recommendations to the Fund's Board of Directors with respect to each Portfolio's policies, and shall carry out such policies as are adopted by the Directors. The Sub-Sub-Adviser shall, subject to review by the Board of Directors, furnish such other services as the Sub-Sub-Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Agreement and which are not otherwise furnished by the Sub-Adviser.

   (c) The Sub-Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolios' accounts with brokers or dealers selected by the Sub-Sub-Adviser, which may include brokers or dealers affiliated with the Sub-Adviser or Sub-Sub-Adviser. The Sub-Sub-Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolios and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolios and/or the other accounts over which the Sub-Adviser, Sub-Sub-Adviser or their affiliates exercise investment discretion. The Sub-Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Sub-Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Directors of the Fund shall periodically review the commissions paid by the Portfolios to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolios.

   2. As compensation for the services to be furnished by the Sub-Sub-Adviser hereunder, with respect to each Portfolio, the Sub-Adviser agrees to pay the Sub-Sub-Adviser a monthly fee equal to 50% of the sub-advisory fee that the Client is obligated to pay the Sub-Adviser under such Portfolio's Sub-Advisory Agreement in respect of that portion of such Portfolio's assets managed by the Sub-Sub-Adviser during such month. Such fee shall not be reduced to reflect expense reimbursements or fee waivers by the Sub-Adviser, if any, in effect from time to time.

   3. It is understood that Directors, officers, and shareholders of the Fund are or may be or become interested in the Sub-Adviser or the Sub-Sub-Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Sub-Adviser or the Sub-Sub-Adviser are or may be or become similarly interested in the Fund, and that the Sub-Adviser or the Sub-Sub-Adviser may be or become interested in the Fund as a shareholder or otherwise.

   4. It is understood that each Portfolio will pay all its expenses other than those expressly stated to be payable by the Sub-Sub-Adviser hereunder or by the Sub-Adviser under such Portfolio's respective Sub-Advisory Agreement.

   5. The Services of the Sub-Sub-Adviser to the Sub-Adviser are not to be deemed to be exclusive, the Sub-Sub-Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Sub-Adviser's ability to meet all of its obligations with respect to rendering investment advice hereunder. The Sub-Sub-Adviser shall for all purposes be an independent contractor and not an agent or employee of the Sub-Adviser or the Fund.

   6. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Sub-Adviser, the Sub-Sub-Adviser shall not be subject to liability to the Sub-Adviser, the Client, the Fund or to any shareholder of the Portfolios for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

   7. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 7 for the Portfolios, this Agreement shall continue in force for two years, and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of each Portfolio.

   (b) This Agreement may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and

Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretive releases of, the Commission.

   (c) In addition to the requirements of sub-paragraphs (a) of this paragraph 7, the terms of any continuance or modification of the Agreement must have been approved by the vote of a majority of those Directors of the Fund who are not parties to such Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

   (d) Either the Sub-Adviser or the Sub-Sub-Adviser may, at any time on sixty
(60) days' prior written notice to the other parties to this Agreement and to the Client, terminate this Agreement, without payment of any penalty. The Fund may, at any time on sixty (60) days' prior written notice to the Sub-adviser and Sub-Sub-Adviser, terminate this Agreement with respect to a Portfolio, without payment of any penalty, by action of the Fund's Board of Directors, or by vote of a majority of the outstanding voting securities of such Portfolio, provided that such termination shall not affect the validity of this Agreement with respect to any other Portfolio. This Agreement shall terminate automatically upon the termination of the Sub-Advisory Agreement. This Agreement shall terminate automatically in the event of its assignment.

   8. The Sub-Sub-Adviser agrees that any obligations of the Fund or a Portfolio arising in connection with this Agreement shall be limited in all cases to the respective Portfolio and its assets, and the Sub-Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of that Portfolio. Nor shall the Sub-Adviser seek satisfaction of any such obligation from the Directors or any individual Director.

   9. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT GIVING EFFECT TO THE CHOICE OF LAWS PROVISIONS THEREOF.

   The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended.

   IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

                                              FMR CO., INC.

                                              By:      /s/  PHILIP BULLEN
                                                  -----------------------------
                                                  Philip Bullen
                                                  Senior Vice President


                                              FIDELITY MANAGEMENT & RESEARCH
                                              COMPANY

                                              By:      /s/  PHILIP BULLEN
                                                  -----------------------------
                                                  Philip Bullen
                                                  Senior Vice President

                    Exhibit A to Sub-Sub-Advisory Agreement
                            As of February 5, 2004

                      FI Mid Cap Opportunities Portfolio
                        FI Structured Equity Portfolio
                       FI International Stock Portfolio

                                              FMR CO., INC.

                                              By:      /s/  PHILIP BULLEN
                                                  -----------------------------
                                                  Philip Bullen
                                                  Senior Vice President


                                              FIDELITY MANAGEMENT & RESEARCH
                                              COMPANY

                                              By:      /s/  PHILIP BULLEN
                                                  -----------------------------
                                                  Philip Bullen
                                                  Senior Vice President